UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2019

ARDELYX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36485	26-1303944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

34175 Ardenwood Blvd., Suite 200

Fremont, CA 94555

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 745-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure.

On January 7, 2019, Ardelyx, Inc. (the “Company”) updated its corporate presentation (the “Corporate Presentation”) in connection with upcoming investor conferences. A copy of the Corporate Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference.

The information furnished under this Item 7.01 shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Exchange Act unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Corporate presentation of Ardelyx, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2019	ARDELYX, INC.

	By:	/s/ Mark Kaufmann
Mark Kaufmann
Chief Financial Officer